Exhibit 10.3

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Amendment 3 to the
Quality Assurance Agreement

This Amendment 3 (the “Amendment 3”) to the Quality Assurance Agreement is made as of February 26, 2020 (the “Effective Date”) by and between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Xeris Pharmaceuticals, lnc., an entity organized under the laws of Delaware, with its principal place of business at 180 North LaSalle St, Suite 1600, Chicago, lL 60601, USA ("Xeris").

PREAMBLE

WHEREAS, Bachem and Xeris have entered into that certain Quality Assurance Agreement between the Parties effective as of November 20, 2015, as amended by Amendment 1 to the Quality Assurance Agreement dated October 31, 2016 (“Amendment 1”), and as further amended by Amendment 2 to the Quality Assurance Agreement dated January 26, 2017 (“Amendment 2”), collectively comprising the “Quality Assurance Agreement”;

WHEREAS, Bachem and Xeris now mutually desire to amend, modify and restate certain terms and conditions of the Quality Assurance Agreement.

NOW THEREFORE, the Parties hereto, intending to be legally bound, agree as follows:

1.DEFINITIONS
The capitalized terms used in this Amendment 3 shall have the meaning ascribed to such terms in the Quality Assurance Agreement, unless otherwise stated.

2.AMENDMENTS
The Parties agree that, as of the Effective Date, the Quality Assurance Agreement is amended as set forth in this Section 2.
2.aSection 3.3 of the Quality Assurance Agreement, Notices to Xeris shall be deleted in its entirety and replaced by the following:

“Section 3.3 Notices to Xeris. Any notice to Xeris shall be addressed to:
Xeris Pharmaceuticals, Inc.
180 N. LaSalle Street, Suite 1600, Chicago, IL 60601
Attention: Legal Department
With a copy at the same address, to: Kenn Garrett, Associate Director, Quality Assurance
Telephone: [***]
Mobile: [***]
Email: [***]

2.bAnnex 1 (Specifications) of the Quality Assurance Agreement shall be deleted in its entirety and replaced by the following:
Bachem/ Xeris - Amendment 3 to the Quality Assurance Agreement - Confidential

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

Xeris / Bachem Quality Assurance Agreement	Annex 1 SPECIFICATIONS	Glucagon
The Product shall be released against the following Specifications:

Tests Components	Specifications	Test Procedure

[***]	[***]	[***]
Bachem/ Xeris - Amendment 3 to the Quality Assurance Agreement - Confidential

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

c.Annex 2 (Approved Contract Laboratories) of the Quality Assurance Agreement shall be deleted in its entirety and replaced by the following:

Xeris / Bachem Quality Assurance Agreement	Annex 2 APPROVED CONTRACT LABORATORIES	Glucagon
Certain analytical services are provided for Bachem by contract laboratories. All listed subcontractors are appropriately qualified by Bachem and considered to be approved by Xeris. Alternatively, to using a contract laboratory these tests may be performed in house at Bachem provided that the specific technique is available.

Contract laboratory	Description of typical service(s)

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Bachem/ Xeris - Amendment 3 to the Quality Assurance Agreement - Confidential

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***]".

3.MISCELLANEOUS

3.aThe Parties agree that the provisions of this Amendment 3 shall be applied with immediate effect. For the avoidance of doubt it is acknowledged that the provisions of this Amendment 3 shall be valid for manufacturing and release of the Product which occurs after the Effective Date.

3.bIn the event of any conflict between the terms of this Amendment 3 and the terms of the
Quality Assurance Agreement, the terms of this Amendment 3 shall prevail.

3.cThe terms of Article 12 (Miscellaneous) of the Quality Assurance Agreement shall apply to this Amendment 3 directly as if incorporated herein.

3.dExcept as expressly modified by this Amendment 3, the terms and provisions of the Quality
Assurance Agreement remain and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment 3 to the Quality Assurance Agreement to be duly executed by their authorized representatives as of the Effective Date.

Bubendorf, March 30, 2020
Bachem AG

By:	/s/ Christoph Schuhr	By:	/s/ Jan van Bebber
	Dr. Christoph Schuhr		Dr. Jan van Bebber
	Vice President QA/RA		Director QA I

Xeris Pharmaceuticals, Inc.
Chicago, IL USA,
Customer

By:	/s/ Michele Yelmene
Name: Michele Yelmene
Function: Vice President, Regulatory & QA
Bachem/ Xeris - Amendment 3 to the Quality Assurance Agreement - Confidential